SUPPLEMENT dated June 21, 2002


          To the PROSPECTUS and STATEMENT OF ADDITIONAL INFORMATION of

                        Standish Select Value Asset Fund
                         Standish Small Cap Growth Fund
                             (Service Class Shares)


                             Dated: January 28, 2002


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         The Select Value Asset Fund was liquidated on June 5, 2002. Shares of the Select Value Asset Fund are no longer being offered pursuant to this prospectus and Statement of Additional Information or any other registration statement. All references to Select Value Asset Fund in this prospectus and Statement of Additional Information are hereby removed.

         The Small Cap Growth Fund continues to offer Service Class Shares pursuant to this prospectus and Statement of Additional Information. There have been no changes to the Small Cap Growth Fund as a result of the closure of the Select Value Asset Fund.